UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

QUEPASA Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 E. Redfield Rd. Suite A Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-348-2665

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 18, 2008, the Board of Directors (the “Board”) of Quepasa Corporation (the “Company”) approved a Consulting Agreement with Jeffrey Valdez and Valdez Productions, Inc. (“Valdez productions”). The Consulting Agreement is effective October 24, 2007, and the initial term will end on October 24, 2008. Prior to the end of the initial term, upon 30 days written notice, either Valdez Productions or the Company may terminate the Consulting Agreement without cause. After the initial term, the Consulting Agreement will automatically renew for successive 3 month periods unless a party to the agreement provides 30 days written notice of its desire to terminate the Consulting Agreement, in which case the Consulting Agreement will expire 30 days from the date such notice is received. Pursuant to the terms of the Consulting Agreement, Valdez Productions will provide certain consulting services in the areas of web based programming content, marketing, branding, and any other services mutually agreed to among the parties. In exchange for the services rendered under the Consulting Agreement, the Company will pay Valdez Productions $8,333.00 per month for the term of the agreement. In addition, the Company will award Valdez Productions 210,000 options to purchase the Company’s common stock at an exercise price of $2.49 per share (which is the closing price of the Company’s common stock on January 18, 2008). One-third of such options will vest on October 24, 2008, and the remaining options will vest in 24 equal monthly installments over the following two years. However, the options become fully vested in the event the Consultant is terminated without cause.

In addition, on January 18, 2008, Jeffrey Valdez was elected to the Board and appointed Chairman of the Board. See Item 5.02 of this Current Report on Form 8-K.

The Consulting Agreement will be filed as an exhibit to the Company’s upcoming Form 10-KSB. The Form of Non-Qualified Stock Option Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed on July 3, 2007, and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of a New Director

On January 18, 2008, the Board of the Company elected Jeffrey Valdez to fill a vacancy on the Board as a non-employee director.

Effective January 18, 2008, John C. Abbott, the Company’s Chief Executive Officer, resigned from his position as Chairman of the Board. Mr. Abbott will continue to serve on the Board and will remain with the Company as its Chief Executive Officer. Further, effective January 18, 2008, Mr. Valdez was appointed to serve as the Company’s new Chairman of the Board.

In 2007, Mr. Valdez was appointed the Co-Chairman of Maya Entertainment, a film releasing company focusing on the 12-24 Latino demographic. Also in 2007, Mr. Valdez partnered with David Zucker of Zucker Brothers Productions and formed Sandbox Entertainment. In 2003, Mr. Valdez launched the Si TV channel, a Latino themed cable channel, which is currently in over 17 million households. Mr. Valdez has served on the board of Si TV since 2003. In 1997 Mr. Valdez co-founded Sí TV Productions, a producer of Latino-themed, English-language programming. Among Mr. Valdez’s many honors, CNN has named him one of the “Top 50 People Who Matter” and Advertising Age has named him one of the “Top 50 Marketers in America.” Finally, Mr. Valdez was appointed by President Clinton to the Advisory Committee on the Arts to the John F. Kennedy Center for the Performing Arts. Mr. Valdez also serves on the boards of The Museum of the Moving Image, National Association of Latino Independent Producers, and The LA School for The Performing Arts.

Also, on January 18, 2008, the Company approved a Consulting Agreement with Jeffrey Valdez and Valdez Productions. See Item 1.01 of this Current Report on Form 8-K.

On January 24, 2008, the Company issued a press release announcing the election of Mr. Valdez, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Adoption of Executive Incentive Plan

On January 18, 2008, the Board approved an Executive Incentive Plan (the “Plan”) to be administered by the Compensation Committee of the Board. Pursuant to the terms of the Plan, at the beginning of each fiscal year, the Compensation Committee will select the senior officers of the Company (the “Executive Officers”) eligible to participate in the Plan. In addition, each fiscal year, the Compensation Committee will determine the specific financial and operational performance goals along with the target level of performance that must be achieved by the Plan’s participants for that fiscal year. At the end of the relevant fiscal year, the Compensation Committee will determine whether or not the target level of performance has been achieved for the performance goals and, if the goals are achieved, will award a bonus based on the level of achievement. Any award must be paid by the Company within 15 days of the end of the relevant fiscal year. However, the Compensation Committee retains the discretion to reduce or eliminate a participant’s award at any time before it is paid even if the target level of performance was achieved for the performance goals.

The foregoing description of the Plan does not purport to be complete. For an understanding of its terms and provisions, reference should be made to the Plan attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Fiscal Year 2008 Plan Performance Goals

On January 18, 2008, the Compensation Committee approved specific financial and operational performance goals for fiscal year 2008 for potential bonus awards for the Executive Officers under the Plan. Bonus eligibility under the Plan for fiscal year 2008 will be based 50% on increases to the Company’s cash flow and 50% on the level of the Company’s cost reductions. Once a specified threshold (previously determined by the Compensation Committee) is met, the achievement of the level of cash flow and cost reductions will determine the award, if any, the Executive Officers receive. For fiscal year 2008, if the goals are achieved, John C. Abbott, the Company’s Chief Executive Officer, and Michael D. Matte, the Company’s Chief Financial Officer, will be eligible for a bonus award equal to 50% (threshold), 150% (Midpoint), and 300% (maximum) of their respective base salaries for the 2008 fiscal year. The bonus awards, if any, for the Executives Officers are expected to be paid pursuant to the Company’s Plan, attached as Exhibit 10.2 to this Current Report on Form 8-K.

Approval of Increase to Board Compensation

On January 18, 2008, the Board approved the 2008 compensation to non-employee directors. The compensation will be in the form of: (i) 12,500 options to purchase the Company’s Common Stock with an exercise price of $2.49 per share, the closing price of the Company’s common stock on January 18, 2008; (ii) 3,500 shares of the Company’s restricted stock; and (iii) an additional 1,600 shares of the Company’s restricted stock to each chairperson of a Board committee. All of the above grants will vest in equal monthly installments through December 31, 2008. The above compensation will be paid pursuant to the terms of the 2006 Stock Incentive Plan, which was approved by stockholders on June 27, 2007. A copy of the Company’s 2006 Stock Incentive Plan was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 3, 2007, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of Non-Qualified Stock Option Agreement incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on July 3, 2007.
10.2*	Quepasa Corporation Executive Incentive Plan.
10.3	Quepasa Corporation 2006 Stock Incentive Plan incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on July 3, 2007.
99.1*	Press Release dated January 24, 2008.

* filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation
Date January 25, 2008
/s/ Michael D. Matte

Michael D. Matte
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of Non-Qualified Stock Option Agreement incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on July 3, 2007.
10.2*	Quepasa Corporation Executive Incentive Plan.
10.3	Quepasa Corporation 2006 Stock Incentive Plan incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on July 3, 2007.
99.1*	Press Release dated January 24, 2008.

* filed herewith